                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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             180 East Fifth Street
              St. Paul, Minnesota                                  55101
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   (Address of principal executive offices)                      (Zip Code)
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                                 James Kowalski
                         U.S. Bank National Association
                         535 Griswold Street, Suite 550
                                Detroit, MI 48226
                                 (313) 234-4700
            (Name, address and telephone number of agent for service)

                               TESORO ESCROW CORP.
                     (Issuer with respect to the Securities)


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              Delaware                                         41-2035164
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      (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                        Identification No.)
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         300 Concord Plaza Drive
           San Antonio, Texas                                    78216-6999
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(Address of Principal Executive Offices)                         (Zip Code)
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                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2012
                       (TITLE OF THE INDENTURE SECURITIES)


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
                                                         GENERAL


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the Currency
                    Washington, D.C.

           b)  Whether it is authorized to exercise corporate trust powers.
                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                    None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee.*

           2. A copy of the certificate of authority of the Trustee to commence business.*

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

           4. A copy of the existing bylaws of the Trustee.*

           5. A copy of each Indenture referred to in Item 4. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

           7. Report of Condition of the Trustee as of March 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 15th day of July, 2002.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ James Kowalski
                                               ---------------------------------
                                                James Kowalski
                                                Assistant Vice President




By: /s/ Susan T. Payne
   -----------------------------------
    Susan T. Payne
    Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 15, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ James Kowalski
                                               ---------------------------------
                                                James Kowalski
                                                Assistant Vice President




By: /s/ Susan T. Payne
   -----------------------------------
    Susan T. Payne
    Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2002

                                    ($000'S)

                                                                      3/31/2002
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                        $6,610,097
     Federal Reserve Stock                                                     0
     Securities                                                       24,432,814
     Federal Funds                                                     1,509,430
     Loans & Lease Financing Receivables                             112,081,360
     Fixed Assets                                                      1,414,464
     Intangible Assets                                                 8,269,267
     Other Assets                                                      6,637,699
                                                                    ------------
         TOTAL ASSETS                                               $160,955,131

LIABILITIES
     Deposits                                                       $107,406,480
     Fed Funds                                                         6,981,749
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 120,375
     Other Borrowed Money                                             18,019,329
     Acceptances                                                         185,399
     Subordinated Notes and Debentures                                 5,104,491
     Other Liabilities                                                 3,878,626
                                                                    ------------
         TOTAL LIABILITIES                                          $141,696,449

EQUITY
     Minority Interest in Subsidiaries                                  $985,901
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,278,504
     Undivided Profits                                                 6,976,077
                                                                    ------------
         TOTAL EQUITY CAPITAL                                        $19,258,682

TOTAL LIABILITIES AND EQUITY CAPITAL                                $160,955,131

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ James Kowalski
   --------------------------------
    Assistant Vice President

Date:  July 15, 2002


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